Exhibit 10.6

TRELLIS EARTH PRODUCTS, INC.

COMMON STOCK PURCHASE AGREEMENT

THE SECURITIES ISSUABLE UNDER THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND AS SUCH MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES, OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT OR UNLESS THE COMPANY SHALL RECEIVE AN OPINION FROM COUNSEL TO HOLDER, REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

TRELLIS EARTH PRODUCTS, INC.

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of the date of each closing (as defined in Section 1.2), by and between TRELLIS EARTH PRODUCTS, INC., an Oregon corporation (the “Company”), and the individual investors who are signatories to this Agreement (each an “Investor” or collectively the “Investors”).

BACKGROUND

The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

1. Purchase.

1.1 Purchase and Consideration. Each Investor, severally and not jointly, hereby contracts to purchase at a price of $1.00 per share, the number of shares of the Company’s Common Stock (the “Shares”) listed next to that Investor’s name on that Investor’s signature page, for the consideration listed on such signature page. The minimum purchase that may be made by any prospective investor shall be $10,000 or such smaller amount in the sole discretion of the Company.Each investor shall deliver to the Company, via wire transfer or a certified check of immediately available funds equal to such investor’ssubscription amount as set forth such Investor’s signature page in accordance with the instructions contained on Annex A hereto.

1.2 Closing Procedures.The Company will close sales of the Shares through a rolling close. Subject to the terms and conditions set forth in this Agreement, at each closing (the “Closing”) the Company shall sell and issue to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, such number of Shares set forth on such Investor’s signature page to this Agreement.  The Company will sell no more than 1,500,000 Shares pursuant to this Agreement, and will conclude the purchase and sale of Shares on or before June 30, 2011, or such later time as determined by the Company’s Board of Directors, in its sole discretion.

2. Representations of Company. The Company hereby represents and warrants to each of the Investors (which representations and warranties are deemed to be made as of the date of each closing, except where the context indicates otherwise):

2.1 Corporate Existence and Power.The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Oregon, with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Offering Documents, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Offering Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”)

2.2 Authorization; Enforcement.The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by this Agreement and the exhibits attached hereto (the “Offering Documents”) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Offering Documents, to which it is a party, by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders.  Each of the Offering Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.3 No Conflicts.  The execution, delivery and performance of the Offering Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not, and will not, (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or affected, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a material adverse effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, assuming the accuracy of the representations and warranties of the Investors set forth in Section 3 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company are subject, including all applicable trading markets), or by which any property or asset of the Company or any Subsidiary are bound or affected, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

2.4 The Shares.                       The Shares are duly authorized and, when issued and paid for in accordance with the applicable Offering Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Investors).  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable.

2.5 Approvals. No authorization, consent, license, or approval of, or filing (except for filings with the appropriate office of states as may be required by securities laws of the Investor’s state of residence, or with the United States Securities and Exchange Commission if and as required by federal securities laws) or registration with, or notification to, any governmental body or regulatory or supervisory authority is required for the execution, delivery, or performance by the Company of this Agreement.

2.6 Litigation.Except as disclosed in Annex B, there is no action, suit, or proceeding at law or in equity or by or before any governmental agency or authority or arbitral tribunal now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties or rights which would, if adversely determined, have a material adverse effect on the financial condition or business of the Company or on the ability of the Company to perform the Company’s obligations under this Agreement.

2.7 Intellectual Property.The Company owns, or possesses adequate rights or licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  None of the Company’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement.  The Company does not have any knowledge of any infringement by the Company of Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights.

2.8 Equity Structure. The Company has the following capital structure:

2.8.1 Authorized Stock. The Company is authorized to issue 100,000,000 shares, of which 80,000,000 shares are designated as common stock, $0.001 par value (the “Common Stock”), and 20,000,000 shares are designated as preferred stock, $0.001 par value (the “Preferred Stock”). Of the Preferred Stock, 8,000,000 shares are designated as Seed Series Preferred Stock.

2.8.2 Issued Stock. As of February 18, 2011(the “Reference Date”), there are 8,440,500 shares of Common Stock and 1,399,331 shares of Seed Series Preferred Stock issued and outstanding.

2.8.3 Preferred Stock. Holders of shares of Seed Series Preferred Stock are entitled to receive dividends prior and in preference to any declaration or payment of any dividend on the Common Stock of the Company. In the event of any liquidation, dissolution or winding up of the Company, the holders of the Seed Series Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock. Seed SeriesPreferred Stock is convertible to Common Stock pursuant to the Amended and Restated Articles of Incorporation of the Company. Holders of Seed Series Preferred Stock have the same voting rights as the holders of Common Stock.

2.8.4 Stock Commitments. As of the Reference Date, the Company has set aside 2,000,000 shares of Common Stock for issuance to employees, consultants, independent contractors, advisors and other persons assisting the company pursuant to its 2006 Stock Incentive Plan (the “Plan”). As of the Reference Date, no grants have been made under the Plan. No other commitments have been made to issue shares of the Common Stock or Preferred Stock through options, warrants, employee purchase programs or otherwise.

2.9 Full Ratchet Provision. Other than where shares are issued in connection with employment arrangements or business combinations in which a portion of the consideration may be payable in shares or convertible securities with a business in substantially the same line of business as the Company, if during the period commencing on the final closing date of this Offering through March 31, 2012, the Company issues or grants any shares of common stock or any warrants or other convertible securities pursuant to which shares of the Company’s common stock may be acquired at a per share price (a “Lower Price”) less than $1.00, then the Company shall promptly issue additional shares of its common stock to the investors in this Offering in an amount sufficient that the subscription price paid by such investors in this offering when divided by the total number of shares of the Company’s common stock issued to such subscriber will result in an effective price paid by the investor per share of the Company’s common stock equal to such Lower Price.

2.10 Make-Good Provision. William Collins, the Chairman and CEO of Trellis Earth Products, Inc., shall out of shares held by Mr. Collins, deposit into escrow one share for each Share purchased by each Investor in this offering (the “Escrow Shares”).  If in the event during the period commencing on the final closing date of the Offering through March 31, 2012: (i) the Company is not a reporting company pursuant to Section 15(d) of the Securities Act of 1933, as amended (the “Act”)and its securities are not traded or quoted on the OTCBB, NYSE AMEX, NYSE or NASDAQ and the Company has not raised in the aggregate $3,000,000 at a price of at least $1.50 per share; or (ii) there has not occurred a change in control of the Company with a valuation at a minimum of 150% of the current valuation; then the shares in escrow shall be distributed to the Investors who purchased Shares in this offering on a prorata basis so that each such Investor shall receive one additional share for each Share purchased in this offering. While the Escrow Shares are held in escrow, Mr. Collins shall retain voting control of the EscrowShares.  For purposes of the Offering Documents, a change of control shall be defined as a change in 51% of the ownership of the Company. This Section 2.10 is applicable only to those purchasers of the Shares offering at $1.00 per share who have executed this Agreement on or before June 30, 2011.  The Company reserves the right to sell additional shares without the make-good provision beginning in July 1, 2011.

2.11 Registration Rights. If at any time the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and, if within ten (10) calendar days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Shares such Investor requests to be registered, provided, however, that the Company may reduce the number of Shares to be registered or not register the Shares in view of market conditions or other conditions as determined in writing by the lead underwriter, if such registration statement is for an underwritten offering, or by the Company’s investment banker, which written determination the Company will share with the Investor.  The Company may not reduce the number of Shares included in such registration statement by a greater percentage than any other person exercising piggyback registration rights.

3. Representations of Investors. Each Investor for him, her, or itself represents and warrants to the Company as follows:

3.1 Authority to Execute Agreement. The Investor has full power and authority to enter into and to consummate the transactions contemplated by the Offering Documents and otherwise to carry out its obligations hereunder and thereunder.  The purchase by such Investor of the Shares hereunder has been duly authorized by all necessary corporate, partnership or other action on the part of such Investor.  This Agreement has been duly executed and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.2 Purchase Entirely for Own Account. The Investor is purchasing the Shares solely for the Investor’s own account for investment and not with a view to or for sale or distribution and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares in any transaction other than a transaction complying with the registration requirements of the Act, or pursuant to an exemption from the Act. The Investor also represents that the entire legal and beneficial interest of the Shares is being purchased by the Investor for the Investor’s account and is purchased neither in whole nor in part for any other person or entity.

3.3 Accredited Investor. The Investor has completed an Accredited Investor Questionnaire as requested by Company to document the Investor’s status as an “Accredited Investor” as defined in Regulation D promulgated under the Act. Such Accredited Investor Questionnaire is true, complete and accurate. The Investor is aware that Company is relying upon the accuracy of the Accredited Investor Questionnaire in issuing the Shares to the Investor.

3.4 Access to Information. The Investor has had the opportunity to investigate fully the investment the Investor is making pursuant to this Agreement, including, without limitation (a) the opportunity to discuss the Company’s business and financial condition, properties, operations and prospects with the Company’s management and ask questions of executive officers of the Company, which questions, if any, were answered to the Investor’s satisfaction, and (b) access to all material books and records of the Company and all material contracts and documents relating to the offering of Shares pursuant to this Agreement.

3.5 Investment Experience and Ability to Sustain Loss. The Investor (a) has carefully reviewed this Agreement, (b) is experienced in evaluating and investing in companies in the development stage, and (c) is able to fend for her, him, or itself, and has such knowledge and experience in financial or business matters that he, she, or it is capable of evaluating the merits and risks of the investment in the Shares. The Investor understands the risks associated with investments in early stage companies in general and in the Company in particular. The Investor is able to sustain the loss of the Investor’s entire investment in the Shares. If the Investor is a legal entity, the Investor has not been organized for the purpose of acquiring the Shares.

3.6 Authorization. The execution, delivery and performance by each Investor of this Agreement and the consummation by each Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such that are not material and do not otherwise affect the ability of such Investor to consummate the transactions contemplated hereby.

3.7 Restricted Securities; Legend. The Investor understands that the Shares have not been registered under the Act, in reliance upon an exemption from registration. Such exemption depends upon, among other things, the good faith nature of the Investor’s investment intent stated in this Agreement and the Investor’s qualified status as an “Accredited Investor” as described in Section 3.3. The Investor understands that the Shares must be held indefinitely, unless the Shares subsequently are registered under the Act, or unless an exemption from registration is otherwise available. The Investor understands that the Company is not obligated to register the Shares. The Investor understands that the Shares may not be offered, sold, transferred, pledged, or otherwise disposed of in the absence of an effective registration statement under the Act, and applicable state securities laws or an opinion of counsel acceptable to the Company that such registration is not required. The Investor understands that the certificates representing the Shares will be imprinted with substantially the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED WITHOUT A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND UNDER ANY APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE HOLDER (CONCURRED IN BY LEGAL COUNSEL FOR THE CORPORATION) THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH OFFER OR SALE. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS OF THIS CERTIFICATE ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTION.

3.8 Risk Factors. Each Investor acknowledges that such Investor has received a copy of the Risk Factors attached to this Agreement as Exhibit B (the “Risk Factors”). Each Investor has read the Risk Factors and fully understands the nature of the risks associated with investing in the Company.

3.9 Acknowledgment of Right to Advice. Each Investor acknowledges that each Investor is free to seek independent professional guidance or counsel with respect to these documents, and has either sought such guidance or counsel or elected, after reviewing the Agreement carefully, not to do so.

4. Other Matters.

4.1 Severability. Each clause of this Agreement is severable. If any clause is ruled void or unenforceable, the balance of the Agreement shall nonetheless remain in effect.

4.2 Assignment. This Agreement shall not be assignable by any party without the consent of the Company and of the party assigning it.

4.3 Non-Waiver. A waiver of one or more breaches of any clause of this Agreement shall not act to waive any other breach, whether of the same or different clauses.

4.4 Expenses. Each party shall pay its own costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

4.5 Governing Law and Jurisdiction. This Agreement is governed by the laws of the State of Oregon, and is enforceable only in the state or federal courts located in Portland, Oregon, in which both parties hereby consent to exclusive jurisdiction.

4.6 Attorney Fees. The prevailing party in any suit, action, arbitration, or appeal filed or held concerning this Agreement shall be entitled to reasonable attorney fees.

4.7 Proprietary Information.

4.7.1 Receipt and Non-Disclosure. Each Investor acknowledges that the Company may provide the Investor from time to time, with Proprietary Information (as that term is defined below). Each Investor acknowledges that Proprietary Information is a special, valuable and unique asset of the Company and, without limiting the scope of the right of each to review records of the Company pursuant to the laws of the State of Oregon, each Investor agrees at all times during the period that the Investor holds Shares, and for three years thereafter, to keep in confidence and trust all Proprietary Information.

4.7.2 Non-Use. Each Investor will not directly or indirectly use Proprietary Information, except as necessary to make investment decisions in the Company and otherwise as necessary to exercise its rights as a holder of Shares. Except as necessary in the exercise of the foregoing rights with reasonable precautions to maintain the confidentiality of the Proprietary Information conveyed, or as required by applicable law, each Investor will not directly or indirectly disclose any Proprietary Information to any person or entity, including any other shareholder of the Company.

4.7.3 Definition. Proprietary Information includes, whether marked “confidential” or otherwise, without limitation, all of the Company’s documents, corporate records (including minutes and stock records), employee lists, financial statements, trade secrets, processes, data, know-how, improvements, inventions, techniques, marketing plans and strategies, and information concerning customers or vendors.

4.7.4 Exclusion. Proprietary Information shall not include corporate information that (a) is a matter of public record by virtue of its filing with state or federal government agencies; (b) becomes publicly available (unless because a shareholder breached his, her, or its confidentiality obligations); (c) an Investor receives without restriction from a third party who had the right to disclose it without restriction; (d) an Investor develops independently, or already knew when Company gave it; or (e) the Company gave to anyone else without confidentiality limitations.

4.7.5 Termination. Upon the termination of the Investor’s shareholder relationship with the Company, each Investor will return to the Company all Proprietary Information, including copies (in any form or media) in the Investor’s possession.

4.8 Amendments. This Agreement may be modified only in writing signed by the Company and by a majority in interest of the then-identified holders of Shares issued under this Agreement. The Company shall notify all affected parties of any such modification promptly after approval by the requisite parties.

4.9 Notices. All notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) three days after deposit in the United States Mail with certified mail receipt requested, postage prepaid and addressed to the other party at the address set forth on the signature pages to this Agreement; or (c) the next business day after deposit with a national overnight delivery service, delivery charges prepaid, addressed to the other party at the address set forth on the signature pages to this Agreement with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service. A party may change or supplement the addresses given on the signature pages to this Agreement, or designate additional addresses, for purposes of this Section 4.9 by giving the other party written notice of the new address in the manner set forth above in this Section.

4.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. The parties agree that this Agreement may be executed and delivered by means of facsimile other electronic means, and that a faxed or electronically transmitted signature shall be effective and binding on the party so signing.

[SIGNATURE PAGES OF THE PARTIES FOLLOW]

INVESTOR SIGNATURES TO TRELLIS EARTH PRODUCTS, INC.
COMMON STOCK PURCHASE AGREEMENT

The parties have executed this Agreement as of the date signed by both parties below.

COMPANY:                                                                           INVESTOR:

TRELLIS EARTH PRODUCTS, INC.,
an Oregon corporation                                                                           (Print Investor’s name here in full exactly as it should
appear on the stock certificate)

By:       The Investor subscribes for
William Collins, CEO and President                                                                                                                                    Shares at $1.00 per/share

Date:

By:
(Signature of the Investor or Person Signing for the Investor that is an entity)

Title:
(If signing on behalf of an entity)

Date:
Address:

Telephone:
Facsimile:
Tax ID No./Social Security No.:

EXHIBIT A

RISK FACTORS

Certain materials relating to TRELLIS EARTH PRODUCTS, INC., an Oregon corporation (the “Company”), including this Agreement, contain forward-looking statements that involve risks and uncertainties, including those discussed below and elsewhere in this Agreement. These statements often contain words like believe, expect, anticipate, intend, contemplate, seek, plan, estimate or similar expressions. Forward-looking statements do not guarantee future performance. Because the Company cannot predict all of the risks and uncertainties that may affect the Company, or control the risks and uncertainties that are predicted, these risks and uncertainties can cause the Company’s performance to differ materially from the results expressed in the forward-looking statements contained in this Agreement. The Investors are urged to recognize forward-looking statements for what they are and not to rely on them as facts. The Company is not obligated to update any forward-looking statements.

An investment in the Shares offered by the Company involves an extremely high degree of risk. In making such a decision, an Investor should consider carefully the impact of the following factors, among others:

1. High Risk. An investment in the Shares offered by the Company involves an extremely high degree of risk. THE SHARES OFFERED BY THIS AGREEMENT SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF HIS, HER OR ITS ENTIRE INVESTMENT. An investment in the Shares is riskier than an investment in publicly traded securities of companies traded on exchanges or over-the-counter, mutual funds, certificates of deposit, municipal bonds, corporate bonds, governmental obligations or securities purchased in firmly underwritten offerings. Only those Investors who can tolerate such risk should purchase the Shares.

2. Lack of Profitability. The Company was founded in late 2006 to exploit certain opportunities identified by management to import and distribute corn-based plastics in North America. To date, the Company has not been profitable. There is no assurance that the Company will become profitable.

3. Need for Additional Financing for Growth. In order to finance product purchases, advertising and marketing, recruitment of employees, capital expenditures and related expenses for growth and development, the Company will may require substantial investment on a continuing basis. The Company expects it may need additional financing in order to continue promoting its products. If it does not obtain such financing, there is no assurance that the additional funds necessary to execute the Company’s business strategy will be available on satisfactory terms and conditions, if at all. To the extent that any future financing requirements are satisfied through the issuance of equity securities, the Investors may experience significant dilution in the net tangible book value per share of the Company’s common stock. The amount and timing of the Company’s future capital requirements will depend upon a number of factors, many of which are not within the Company’s control, including development costs, capital costs, marketing expenses, staffing levels, and competitive conditions. Failure to obtain any required additional financing could adversely affect the growth of the Company and ultimately could have a material adverse effect on the Company.

4. Dependence on Manufacturer. The Company is currently dependent upon the manufacturer (the “Manufacturer”) of the Company’s products for the timely supply of the products and for information about the products. Manufacturer is located in the PeoplesRepublic of China (the “PRC”). Each shipment of the products could be delayed, waylaid, rerouted, stolen, lost or damaged, each of which could affect the performance and profitability of the Company. The Company may also face increased pressure for the supply of finished products that are produced by the Manufacturer, as a result of increased demand and competitors seeking to displace the Company. The manufacturer may not institute adequate quality or purity controls which may be undetectable by Company, causing it to incur liabilities unwittingly.

5. Dependence upon Written Agreements. The Company’s current business strategy calls for written exclusivity arrangements with the Manufacturer. Although the Company has had discussions with the Manufacturer, such arrangements are only oral at this time. There is no assurance that any written relationship will materialize, or that any written relationship will be on terms and conditions that are acceptable to the Company or that would allow the Company to become profitable.

6. Competition. The markets for our products are highly competitive, and we expect competition to continue in the future. We believe that our principal competitors are the major providers of similar goods whether made with corn-based PLA or otherwise, including manufacturers and wholesalers of paper and plastic goods. Potential competitors may be developing similar products or may be developing technology of which we are unaware that may render our products uncompetitive. Some of our competitors have significantly greater financial, technical and marketing resources than we do. As a result, these competitors may be able to respond more quickly to new or emerging technologies and changes in customer requirements, to devote greater resources to the development, promotion and sale of their products, or to deliver competitive products at lower prices. We cannot guarantee that we will maintain our current competitive position, or that our products will achieve widespread acceptance in the market. Finally, increased competition could result in pricing pressures, reduced sales, reduced margins or failure to achieve or maintain widespread market acceptance for our products, any of which could prevent us from growing our business.

7. Political Risk. There are no assurances that the PRC or the USA will continue to allow the Manufacturer and the Company to conduct business in the manner they presently conduct business. The PRC or the USA could create additional barriers to business between the Manufacturer and the Company, including, but not limited to, new tariffs, restrictions, controls or embargos that could materially and negatively impact the business of the Company.

8. Fluctuations in Corn Markets. The success of the Company’s strategy depends in part upon the condition of the global corn market, which is the primary raw material used in the manufacture of the products. The global corn market is subject to market and price fluctuations caused by oversupply and undersupply. Undersupply could be due to droughts, storms, infestation, embargos, tariffs, general acts of God and general economic conditions. There can be no assurance that the global corn market will remain stable as additional uses for corn are found, such as biodiesel and other fuel products.

9. No Minimum Amount of Offering – Proceeds Immediately Available. No minimum amount has been established for the offering of the Shares and therefore no escrow account will be used for depositing proceeds from subscriptions from the sale of Shares prior to use by the Company. There is no assurance that the Company will be able to sell any of the Shares. Proceeds received in the offering may be spent by the Company as soon as they are received. These proceeds may be forever lost, if a sufficient amount of Shares are not sold by the Company for it to continue operations. There can be no assurance that the amount of proceeds necessary to execute the Company’s business strategy will be used for the purposes intended by the Company as of the date of this Agreement.

10. Unproven Business. A decision to purchase Shares represents a long-term investment in a business entering a fast-changing market that presently lacks the financing to further develop and market its products. The investment decision should be considered to be speculative in nature and involves an extremely high degree of risk. The Company is subject to the risks inherent in early stage companies and unproven companies, including but not limited to obsolescence and intense competition, reliance upon third parties to develop and deliver the Company’s products; future requirements for equity capital and/or debt to develop and market the Company’s products; and competition from existing or new competitors. No assurance of profitable operation on the part of the Company can be made.

11. Lack of Experience in the Industry. The Company’s current management has no prior experience in operating a wholesale importing and distribution business, and therefore the assumptions made by management in assessing this business opportunity are subject to the risk that the market for the Company’s products has been misjudged and that management lacks the experience or skill to provide such products to the market.

12. Consumer Preferences and Competition. At this time, consumers are showing a preference for natural products that are not made from oil or oil derivatives; however, this market may be disrupted further by the introduction of new products and services, and is subject to changing consumer preferences and industry trends, which may adversely affect the Company’s ability to plan for future development and marketing of its products. Unless the Company is able to establish sufficient transaction volumes, sales will not materialize to a level sufficient to execute the Company’s business strategy and the Company will not be able to make a profit. The Company’s success will depend upon its ability to compete on the basis of products, price and quality. Present and potential competitors include companies with greater financial, marketing and other resources than those of the Company. In addition, new companies may be better funded and more effective at marketing their products than the Company.

13. Litigation. If litigation is instituted for any reason, including breach of contract, trade secret, patent or copyright infringement, patent or copyright invalidity, and unfair business practices, and if the Company is forced to defend itself against such claims, whether or not meritorious, the Company is likely to incur substantial expense which it may be unable to fund, in addition to diversion of management attention, and may encounter market confusion and the reluctance of potential customers to commit resources to the Company’s products.

14. Dependence on Key Personnel. The Company is dependent on the continued services of its founder and CEO, William Collins, along with various vice presidents. In the unlikely event that the Company loses the services of one of more of such key personnel and a qualified replacement could not be found without undue delay, the Company’s business, operating results and financial condition would be adversely affected.

15. Limitation on Transferability and Marketability. The Shares are “restricted securities” as that term is used in federal securities laws, are not eligible for sale in the public market, and are subject to applicable resale restrictions under Securities and Exchange Commission Rule 144. THERE IS NO PUBLIC MARKET FOR THE COMPANY’S SECURITIES THROUGH WHICH AN INVESTOR MAY RESELL THEM. The purchase of the Shares should therefore be considered a long-term investment. Because no market for the Shares exists, and none is expected to develop, an Investor may not be able to liquidate his investment in the event of an emergency, and the Shares may not be accepted as collateral for a loan. Because the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and have been issued pursuant to exemptions from registration provided by Sections 3(b) and 4(2) and Regulation D, the Shares offered may not be resold by the purchasers in the absence of an effective registration under the Act, or an opinion of counsel satisfactory to the Company that such registration is not required.

16. Terrorist Attacks. Terrorist attacks in the USA have, at times, caused major instability in the U.S. financial markets. These attacks and any response on behalf of the United States Government may lead to further armed hostilities or to further acts of terrorism in the USA, which may cause a renewed decline in the financial markets and may contribute to a renewed decline in overall economic conditions. These events may cause disruption in the Company’s business and operations including reductions in demand for its products. To the extent the USA experiences an economic downturn, unusual economic patterns and unprecedented behaviors in financial markets, such developments may affect the Company’s ability to obtain additional financing.

17. Absence of Review by Authorities. The Shares being offered have not been registered under the Act, in reliance upon exemptions from registration provided by Sections 3(b) and 4(2) of the Act, and Regulation D. Investors must recognize that they do not have the same protections afforded by fully registered offerings because they do not have the benefit of prior review by regulatory authorities. Accordingly, Investors must judge the adequacy of disclosure, and the fairness of the terms of this offering on their own. AN INVESTOR SHOULD CONSULT WITH AN ATTORNEY, ACCOUNTANT, OR OTHER QUALIFIED INVESTMENT ADVISER PRIOR TO SUBSCRIBING FOR OR AGREEING TO PURCHASE THE SHARES.

18. Uninsured Losses and Hazards. The Company has not yet obtained certain corporate insurance policies. Therefore, if a claim should occur, the Company could lose its financial resources and be forced to discontinue its business operations. The occurrence of some unforeseen catastrophe, natural or manmade, could substantially damage the Company’s property and business. If some unforeseen catastrophe should occur which would render it impossible for the Company to implement its business plan, or if the Company should experience a labor shortage, work stoppage, or damage to its property by enemies, the Company would be adversely affected.

19. Illiquidity. The Shares and other securities in the Company are not liquid. No investment should be made with a view toward reselling the Shares and no investment should be made if the Investor desires liquidity at any time.

20. No Control and Dilution.AN INVESTOR WILL HAVE NO CONTROL OVER THE OPERATIONAL OR MANAGEMENT DECISIONS OF THE COMPANY, WILL NOT HAVE A BOARD SEAT, AND WILL HAVE NO DECISION-MAKING AUTHORITY ONCE THE INVESTMENT IS MADE. The Company may raise additional capital through additional securities offerings that will dilute the ownership percentage of the Investor. In addition, other events may also dilute the Investor’s ownership percentage in the Company.

21. Misrepresentation or Other Inadequate Disclosure. The written information provided to the Investor in connection with the investment in the Shares was prepared exclusively by the Company. The Investor acknowledges and agrees that neither Sichenzia Ross Friedman Ference LLP, nor its partners, counsel or special counsel, have made any representations nor prepared any written information in connection with an investment in the Shares. However, the Company takes no responsibility for any misrepresentation or other inadequate disclosures by any third party. The Investor understands and agrees that in the event of a misrepresentation, inadequate disclosure, or fraud by a third party or the Company’s management, the Investor could lose all of the Investor’s investment in the Company.

22. General Risks. General economic conditions, acts of God, Force Majeure, acts of war, and terrorism, along with many other events beyond the control of management, may negatively affect the Company and may prevent the Company from being profitable.

THE FOREGOING LIST OF RISK FACTORS IS NOT EXHAUSTIVE, AND REPRESENTS ONLY THOSE RISKS WHICH MANAGEMENT BELIEVES TO BE THE MOST SIGNIFICANT AT THIS TIME.

EXHIBIT B

TRELLIS EARTH PRODUCTS, INC.

ACCREDITED INVESTOR QUESTIONNAIRE

To           Prospective Investors

TRELLIS EARTH PRODUCTS, INC., an Oregon corporation (the “Company”), is offering shares of Common Stock of the Company (the “Securities”) for sale.  The Securities are being offered pursuant to an exemption from registration under the Securities Act of 1933 (the “Act”) and the provisions of applicable state blue sky laws. The exemption upon which the Company is relying is based upon persons and entities purchasing the Securities meeting certain standards under the Act and regulations of the Securities and Exchange Commission (the “SEC”) issued under such Act and regulations. The Company is obligated to determine that each prospective purchaser meets such standards. This Accredited Investor Questionnaire (this “Questionnaire”) has been prepared for this purpose, and is not to be construed as an offer for the sale of the Securities or any other securities.

Your answers to this Questionnaire will be relied upon by the Company to meet certain legal requirements imposed on the Company as a condition to offering the Securities to you without registration with the SEC.  Your answers to this Questionnaire will be kept strictly confidential, subject to such disclosure as may be necessary to establish compliance with applicable securities laws and regulations.

To enable the Company to comply with applicable securities laws, please answer the following questions:

1.           Full Legal Name:

2.           Home Address:

(Note: All correspondence will be sent to this address unless an alternative address is provided in writing to the Company.)

Home Telephone:

Facsimile:

Cell Phone:

E-mail address:

3.           Social Security No. or Taxpayer ID No.:

4.
Please check each of the categories below for which you qualify as an “accredited investor” as defined in Regulation D under the Act by reason of coming within one or more of the following definitions.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock and warrants to purchase common stock (the “Shares”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐
You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (exclusive of the primary residence) at the time of your subscription for and purchase of the Shares.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares and whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Shares, your:

Investment Objectives:                                            ☐Aggressive Growth                                           ☐Speculation

Risk Tolerance:                                            ☐Low Risk                                 ☐Moderate Risk                                 ☐High Risk

Are you associated with a FINRA Member Firm?                                                                                      ☐Yes                       ☐No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and areable to evaluate the risks and merits of an investment in this offering.

____ ____
I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

[SIGNATURE PAGE FOLLOWS]

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Shares.

___________________________________
Name of Purchaser  [please print]
___________________________________
Signature of Purchaser (Entities please
provide signature of Purchaser’s duly
authorized signatory.)
___________________________________
Name of Signatory (Entities only)
___________________________________
Title of Signatory (Entities only)
___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser

ANNEX A
WIRE INSTRUCTIONS

ANNEX B
LITIGATION DISCLOSURE STATEMENT
Trellis Earth Products, Inc. (the “Company”) is presently involved in two cases, which have been consolidated in Multnomah County Circuit Court for the State of Oregon: (1) Trellis Earth Products, Inc. v. Randall R. Reed and Jon Holt, Multnomah County Circuit Court Case No. 1007-11053 (the “Trellis Earth Litigation”); and (2) Randall Reed v. Trellis Earth Products, Inc., Multnomah County Circuit Court Case No. 1008-11577 (the “Reed Litigation”).  Counsel for the Company is Starla Jean Goff, a partner at Smith Freed &Eberhard, P.C.

I.	The Trellis Earth Litigation.

The Company is seeking to recover from Randall Reed, the former CEO/President of the Company (“Reed”), approximately $25,000.00 in corporate funds that were wrongfully diverted to his personal benefit.  The Company is also seeking remedies against Reed and Jon Holt, the former Vice President of Sales/Marketing of the Company, for an improper attempt by them to solicit a business relationship away from the Company.

II.	The Reed Litigation.

Reed is seeking to recover from the Company, $288,959.61 of alleged wages and other purported employment benefits that were due upon his termination with the Company.  Both sides are working together to schedule a mediation for an early and global resolution.  Attorneys for the Company believe that the Company has meritorious defenses to Reed’s claim(s) and the probability of Reed recovering the full amount of his claim against the Company is remote.  Moreover, any adverse result in the Reed Litigation will not materially affect the ability of the Company to pursue its business endeavors and otherwise meeting its financial obligations.